PROMISSORY NOTE AND EXTENSION AGREEMENT

This Promissory Note and Extension Agreement, hereinafter referred to as the “Note and Extension Agreement,” entered into this 31st day of December, 2014, by and among Intellinetics, Inc. hereinafter called “Maker” and Ramon M. Shealy, hereinafter called “Lender”.

WHEREAS, Maker and Lender have entered into a Promissory Notes dated March 29, 2012 for the amount of Two Hundred Thirty Eight Thousand Dollars ($238,000) (the “$238,000 Note”) and April 16, 2012 for the amount of Twelve Thousand Dollars ($12,000) (the “$12,000 Note”). Both Notes were originally due ninety days from their respective issuance. Extensions of the $238,000 Note were executed on June 27, 2012, August 27, 2012, October 24, 2012 and November 24, 2012, for a final maturity date of January 1, 2014. Extensions of the $12,000 Note were executed on July 12, 2012, August 27th, 2012, November 11, 2012, and November 24, 2014 for a final maturity date of January 1, 2014. On March 13, 2013 the Maker paid $100,000 of the principal amount of the $238,000 Note to Lender. Finally, a combined extension of both Notes was executed on December 24, 2013 in order to extend the due date of both Notes to January 1, 2015.

WHEREAS, Maker and Lender desire to enter into this Note and Extension Agreement in order to combine both Notes into a single promissory note with a maturity date of January 1, 2020.

NOW, THEREFORE, it is duly agreed by both Maker and Lender to cancel the previous notes and extensions set forth above, and issue a new single promissory note with accrued interest of $43,453, and total principal and interest in the amount of $193,453, payable in sixty monthly installments beginning January 31, 2015, with a maturity date of January 1, 2020. Interest will accrue at 10% on the outstanding balance until paid in full.

All other provisions of the original Promissory Note shall prevail unless specifically set forth herein or otherwise agreed in writing by the parties.

IN WITNESS WHEREOF, the undersigned Maker and Lender has duly executed this Promissory Note and Extension Agreement as of the day and year above first written.

INTELLINETICS, INC.

By: /s/ Matthew L. Chretien

RAMON M. SHEALY

/s/ Ramon M. Shealy